          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    The following pro forma combined condensed financial statements reflect the proposed acquisition by SAFECO Corporation (the "Corporation") of American States Financial Corporation ("American States") through the merger of American States with and into a subsidiary of the Corporation (the "Merger") and the consummation of the financings proposed by the Corporation in connection with funding a portion of the purchase price of such acquisition. The Merger will be accounted for by the Corporation using the purchase method of accounting. In connection therewith, the purchase price will be allocated to the assets and liabilities of American States as of the effective time of the Merger (the "Effective Time"), and the results of operations of American States will be included in the Corporation's consolidated results of operations thereafter.

    The Corporation's preliminary allocation of the purchase price was based upon the estimated fair value of the assets acquired and liabilities assumed and, in some instances, the effects of conforming American States' accounting practices to those of the Corporation. The actual allocation will be based on further studies and valuations as of the Effective Time and will be primarily affected by the impact of market interest rates as of the Effective Time upon the valuation of assets and liabilities of American States and any revision at the Effective Time of estimated costs to eliminate duplicative facilities and equipment and to record the estimated liability for severance and other employee termination costs. The actual adjustments (other than those related to the accruals of certain costs at the Effective Time described above) are not, at the present time, expected to be significantly different; however, there can be no assurance that significant differences will not arise.

    The pro forma combined condensed financial statements do not include all adjustments to conform the accounting policies of American States to those followed by the Corporation. The nature and extent of such adjustments, if any, will be based upon further study and analysis. Although any such adjustments are not currently expected to be significant to the pro forma financial results, there can be no assurance that significant adjustments will not be determined to be necessary as additional information becomes available.

    The pro forma combined condensed financial statements are unaudited and combine the operations of the Corporation and American States for the three months ended March 31, 1997 and for the year ended December 31, 1996 on a consolidated basis. The pro forma balance sheet assumes that the Merger will be accounted for as a "purchase" of American States by the Corporation under generally accepted accounting principles. The pro forma balance sheet assumes that the Merger occurred at March 31, 1997. The pro forma statements of income assume that the Merger occurred on January 1, 1996. The consummation of the Merger is subject to certain conditions, and there can be no assurance that the Merger will be consummated. The pro forma combined condensed financial statements have not been compiled, reviewed or audited by independent accountants. See Item 5 of the Corporation's Current Report on Form 8-K to which these Unaudited Pro Forma Combined Condensed Financial Statements are an exhibit.

    The Corporation's assumptions as to the terms of the financings proposed to be entered into in connection with the Merger are subject to change due to fluctuations in market conditions, prevailing interest rates and other factors. Certain portions of the Corporation's financing plan are not expected to be consummated until later in 1997. The Corporation may determine to offer other securities or pursue other forms of financing in lieu of certain of the offerings or borrowings described in the accompanying notes, or to increase or decrease the individual amounts of such offerings and borrowings. While any such changes to the Corporation's plan of financing are not expected to be significant to the pro forma financial results, there can be no assurance that significant changes will not be made in the future.

    The unaudited pro forma combined condensed financial statements have been included for information purposes only and were prepared pursuant to the rules and regulations of the Securities and Exchange Commission. As further discussed in the accompanying notes, the pro forma combined condensed financial statements do not purport to be indicative of the financial position or operating results that would have been achieved had the Merger been consummated as of the dates indicated and should not be construed as representative of the combined company's future financial position or operating results.

        PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF MARCH 31, 1997
                                  (UNAUDITED)
                                 (IN MILLIONS)

                                                          HISTORICAL
                                                   ------------------------
                                                                 AMERICAN     PRO FORMA
                                                                  STATES     ADJUSTMENTS
                                                     SAFECO      FINANCIAL    INCREASE      NOTE      PRO FORMA
                                                   CORPORATION  CORPORATION  (DECREASE)   REFERENCE   COMBINED
                                                   -----------  -----------  -----------  ---------  -----------
ASSETS

  Investments
    Fixed Maturities Available-for-Sale, at
      Market Value...............................   $11,825.5    $ 3,689.2    $  (600.0)     (a)      $14,914.7
    Fixed Maturities Held-to-Maturity, at
      Amortized Cost.............................     2,595.7                                           2,595.7
    Marketable Equity Securities, at Market
      Value......................................     1,311.3        427.8                              1,739.1
    Mortgage Loans...............................       445.7         22.6                                468.3
    Real Estate..................................       581.7                                             581.7
    Short-Term Investments.......................        83.9         75.5                                159.4
    Other Invested Assets........................        58.0         39.0                                 97.0
                                                   -----------  -----------  -----------             -----------
      Total Investments..........................    16,901.8      4,254.1       (600.0)               20,555.9
  Cash...........................................        48.8         15.8        (41.0)     (b)           23.6
  Accrued Investment Income......................       251.0         58.6                                309.6
  Finance Receivables............................       870.7                                             870.7
  Premiums and Other Service Fees Receivable.....       468.5        447.9                                916.4
  Reinsurance Recoverables.......................       149.3        178.3                                327.6
  Deferred Policy Acquisition Costs..............       411.1        210.0        (55.0)     (c)          566.1
  Deferred Federal Income Taxes Recoverable......                    154.9         89.2      (d)            0.0
                                                                                 (244.1)     (e)
  Land, Buildings and Equipment for Company
    Use..........................................       172.0         31.9                                203.9
  Cost in Excess of Net Assets of Acquired
    Subsidiaries.................................        36.6         96.9        (96.9)     (f)        1,699.3
                                                                                1,662.7      (g)
  Other Assets...................................       218.4         65.9                                284.3
  Separate Account Assets........................       541.1                                             541.1
                                                   -----------  -----------  -----------             -----------
      Total Assets...............................   $20,069.3    $ 5,514.3    $   714.9               $26,298.5
                                                   -----------  -----------  -----------             -----------
                                                   -----------  -----------  -----------             -----------

                                  (UNAUDITED)
                                 (IN MILLIONS)

                                                          HISTORICAL
                                                   ------------------------
                                                                 AMERICAN     PRO FORMA
                                                                  STATES     ADJUSTMENTS
                                                     SAFECO      FINANCIAL    INCREASE      NOTE      PRO FORMA
                                                   CORPORATION  CORPORATION  (DECREASE)   REFERENCE   COMBINED
                                                   -----------  -----------  -----------  ---------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Losses, Adjustment Expense and Future Policy
    Benefits.....................................   $ 2,175.5    $ 2,862.2                   (h)      $ 5,037.7
  Unearned Premiums..............................       947.1        728.2                              1,675.3
  Funds Held Under Deposit Contracts.............    10,047.3                                          10,047.3
  Short-Term Debt................................       863.5(1)       66.7   $   (66.7)     (a)        863.5(1)

  Long-Term Debt.................................       439.3(2)      232.9      (232.9)     (a)      1,296.3(2)
                                                                                  857.0      (a)
  Other Liabilities..............................       690.4        280.5         30.0      (i)        1,035.5
                                                                                   41.6      (j)
                                                                                    9.6      (k)
                                                                                  (16.6)     (l)
                                                                                             (m)
  Current Federal Income Taxes Payable...........        28.2         15.8                                 44.0
  Deferred Federal Income Taxes Payable..........       327.3                    (244.1)     (e)           83.2
  Separate Account Liabilities...................       541.1                                             541.1
                                                   -----------  -----------  -----------             -----------
      Total Liabilities..........................    16,059.7      4,186.3        377.9                20,623.9
                                                   -----------  -----------  -----------             -----------
  Corporation-Obligated, Mandatorily Redeemable
    Preferred Securities of Subsidiary Trust
    Holding Solely Junior Subordinated Debentures                               1,000.0      (a)          990.0
    of the Corporation...........................                                 (10.0)     (a)
                                                   -----------  -----------  -----------             -----------

  Common Stock...................................       227.2        304.5       (304.5)     (n)          902.2
                                                                                  700.0      (a)
                                                                                  (25.0)     (a)

  Retained Earnings..............................     3,113.8        909.4       (909.4)     (n)        3,113.8
  Unrealized Appreciation of Investment
    Securities, Net of Tax.......................       672.6        114.1       (114.1)     (n)          672.6
  Unrealized Loss from Foreign Currency
    Translation, Net of Tax......................        (4.0)                                             (4.0)
                                                   -----------  -----------  -----------             -----------
      Total Stockholders' Equity.................     4,009.6      1,328.0       (653.0)                4,684.6
                                                   -----------  -----------  -----------             -----------
      Total Liabilities and Stockholders'
        Equity...................................   $20,069.3    $ 5,514.3    $   714.9               $26,298.5
                                                   -----------  -----------  -----------             -----------
                                                   -----------  -----------  -----------             -----------

--------------------------

(1) Includes $820.4 million of SAFECO Credit Company, Inc. short-term borrowings.

(2) Includes $44.9 million of SAFECO Credit Company, Inc. long-term borrowings.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                          HISTORICAL
                                                   ------------------------
                                                                 AMERICAN     PRO FORMA
                                                                  STATES     ADJUSTMENTS
                                                     SAFECO      FINANCIAL    INCREASE      NOTE      PRO FORMA
                                                   CORPORATION  CORPORATION  (DECREASE)   REFERENCE   COMBINED
                                                   -----------  -----------  -----------  ---------  -----------
REVENUES
  Insurance:
    Property and Casualty Earned Premiums........   $ 2,275.4    $ 1,617.2                            $ 3,892.6
    Life and Health Premiums and Other
      Revenues...................................       265.9         56.9                                322.8
                                                   -----------  -----------  -----------             -----------
      Total......................................     2,541.3      1,674.1                              4,215.4
  Real Estate....................................        79.9                                              79.9
  Finance........................................        75.7                                              75.7
  Asset Management...............................        23.2                                              23.2
  Other..........................................        38.5                                              38.5
  Net Investment Income..........................     1,116.7        274.3    $   (36.0)     (o)        1,355.0
  Realized Investment Gain.......................        90.1         35.6                                125.7
                                                   -----------  -----------  -----------             -----------
      Total Revenues.............................     3,965.4      1,984.0        (36.0)                5,913.4
                                                   -----------  -----------  -----------             -----------

EXPENSES
  Losses, Adjustment Expense and Policy
    Benefits.....................................     2,362.7      1,248.9                              3,611.6
  Commissions....................................       415.7        283.0                                698.7
  Interest.......................................        72.4         12.4         33.9      (o)          118.7
  Other..........................................       552.6        243.8         66.5      (p)          860.4
                                                                                   (2.5)     (i)
  Amortization of Deferred Policy Acquisition
    Costs........................................       426.9        338.0                                764.9
  Deferral of Policy Acquisition Costs...........      (443.4)      (337.8)                              (781.2)
                                                   -----------  -----------  -----------             -----------
      Total Expenses.............................     3,386.9      1,788.3         97.9                 5,273.1
                                                   -----------  -----------  -----------             -----------
Income before Income Taxes.......................       578.5        195.7       (133.9)                  640.3
Provision (Benefit) for Federal Income Taxes.....       139.5         26.0        (29.8)     (q)          135.7
                                                   -----------  -----------  -----------             -----------
Income before Dividends on Capital Securities....       439.0        169.7       (104.1)                  504.6
Dividends on Capital Securities, Net of Tax......      --           --             54.3      (o)           54.3
                                                   -----------  -----------  -----------             -----------
Net Income Available to Common Shareholders......   $   439.0    $   169.7    $  (158.4)              $   450.3
                                                   -----------  -----------  -----------             -----------
                                                   -----------  -----------  -----------             -----------

Earnings Per Share of Common Stock...............   $    3.48    $    3.03           NA      (r)      $    3.18

Weighted Average Shares Outstanding..............       126.1         56.0           NA      (r)          141.7

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                           HISTORICAL
                                                   --------------------------
                                                                  AMERICAN       PRO FORMA
                                                                   STATES       ADJUSTMENTS
                                                     SAFECO       FINANCIAL      INCREASE       NOTE      PRO FORMA
                                                   CORPORATION   CORPORATION    (DECREASE)    REFERENCE   COMBINED
                                                   -----------  -------------  -------------  ---------  -----------
REVENUES
  Insurance:
    Property and Casualty Earned Premiums........   $   581.5     $   408.7                               $   990.2
    Life and Health Premiums and Other
      Revenues...................................        66.6          14.6                                    81.2
                                                   -----------       ------         ------               -----------
      Total......................................       648.1         423.3                                 1,071.4
  Real Estate....................................        16.3                                                  16.3
  Finance........................................        19.6                                                  19.6
  Asset Management...............................         5.7                                                   5.7
  Other..........................................        12.6           2.4                                    15.0
  Net Investment Income..........................       291.0          66.5      $    (9.0)      (o)          348.5
  Realized Investment Gain.......................        21.7           9.7                                    31.4
                                                   -----------       ------         ------               -----------
      Total Revenues.............................     1,015.0         501.9           (9.0)                 1,507.9
                                                   -----------       ------         ------               -----------

EXPENSES
  Losses, Adjustment Expense and Policy
    Benefits.....................................       605.6         297.5                                   903.1
  Commissions....................................       109.1          72.9                                   182.0
  Interest.......................................        18.5           5.2            8.5       (o)           32.2
  Other..........................................       138.6          63.7           16.7       (p)          218.4
                                                                                      (0.6)      (i)
  Amortization of Deferred Policy Acquisition
    Costs........................................       110.4          82.8                                   193.2
  Deferral of Policy Acquisition Costs...........      (111.8)        (87.5)                                 (199.3)
                                                   -----------       ------         ------               -----------
      Total Expenses.............................       870.4         434.6           24.6                  1,329.6
                                                   -----------       ------         ------               -----------
Income before Income Taxes.......................       144.6          67.3          (33.6)                   178.3
Provision (Benefit) for Federal Income Taxes.....        33.1          13.3           (7.4)      (q)           39.0
                                                   -----------       ------         ------               -----------
Income before Dividends on Capital Securities....       111.5          54.0          (26.2)                   139.3
Dividends on Capital Securities, Net of Tax......      --            --               13.6       (o)           13.6
                                                   -----------       ------         ------               -----------
Net Income Available to Common Shareholders......   $   111.5     $    54.0      $   (39.8)               $   125.7
                                                   -----------       ------         ------               -----------
                                                   -----------       ------         ------               -----------

Earnings Per Share of Common Stock...............   $    0.88     $    0.90             NA       (r)      $    0.89

Weighted Average Shares Outstanding..............       126.3          60.1             NA       (r)          141.9

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    The pro forma combined condensed financial statements assume all shares of common stock of American States are converted, pursuant to the Merger, into cash in the amount of $47.00 per share of American States common stock.

    The following describes the pro forma adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements:

PRO FORMA ADJUSTMENTS:

    (in millions, except share amounts)

(a) The following adjustments reflect the funding of the acquisition of American
    States:

SOURCES:
  Bank debt............................................................................................  $   657.0
  Proceeds from issuance of notes due 2007.............................................................      200.0
  Proceeds from issuance of Corporation-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Corporation, and other
   capital securities..................................................................................    1,000.0
    Less underwriting compensation....................................................................      (10.0)
  Proceeds from issuance of the Corporation's common stock.............................................      700.0
    Less underwriting compensation....................................................................      (25.0)
  Special dividend from the Corporation's property and casualty subsidiaries...........................      600.0
                                                                                                         ---------
      Total............................................................................................  $ 3,122.0
                                                                                                         ---------
                                                                                                         ---------

USES:
  Purchase price of outstanding shares of common stock of American States
    (60,050,515 shares x $47)..........................................................................  $ 2,822.4
  Retire American States debt..........................................................................      299.6
                                                                                                         ---------
      Total............................................................................................  $ 3,122.0
                                                                                                         ---------
                                                                                                         ---------

(b) To record the direct out-of-pocket costs of the acquisition.

(c) To adjust deferred acquisition costs to reflect the Corporation's deferral policies.

(d) Deferred tax adjustment arising from allocation of purchase price to the fair value of American States' assets and liabilities.

(e) To net American States' deferred tax asset against the Corporation's deferred tax liability.

(f) To eliminate American States' goodwill.

(g) To record the excess of the cost to acquire American States over the fair value of net assets acquired (goodwill).

(h) Adjustments of unpaid loss and adjustment expense resulting from the Corporation's evaluation of American States' reserves will be recorded in operations in the period determined. The Corporation expects to record $40.0 of additional reserves in the fourth quarter of 1997, which will result in an after-tax charge of $26.0.

(i) To record lease-related fair value adjustments and related amortization.

(j) To record the estimated liability for severance and other costs for certain executive officers and employees of American States.

(k) To increase other liabilities for pension obligations.

(l) To reduce other liabilities for postretirement obligations.

(m) The Corporation expects to accrue in the fourth quarter of 1997 an estimated liability of $23.0 ($15.0 after-tax) for first-year incentive commissions on American States' personal lines premiums.

(n) To eliminate American States' equity:

      Common stock......................................................................................  $  (304.5)
      Retained earnings.................................................................................     (909.4)
      Unrealized gain...................................................................................     (114.1)

(o) The following adjustments reflect the financing effects of the acquisition:

INVESTMENT INCOME:
  Loss of investment income due to special dividend from the Corporation's property and casualty
     subsidiaries ($600.0 at 6.0%, rate based on current market yields for tax-exempt securities)......  $   (36.0)

INTEREST EXPENSE:
  Retire existing American States debt ($100.0 at 7 1/8%, $200.0 at 6.7%)..............................  $   (20.5)
  Bank debt interest expense ($657.0 at 6.0%)..........................................................       39.4
  Notes due 2007 interest expense ($200.0 at 7.5%).....................................................       15.0
                                                                                                         ---------
      Total interest expense effect....................................................................  $    33.9
                                                                                                         ---------
                                                                                                         ---------

DIVIDENDS ON CAPITAL SECURITIES:
      Corporation-obligated, mandatorily redeemable preferred securities of subsidiary trust holding
      solely junior subordinated debentures of the Corporation ($1,000 x 8.36%)........................  $    83.6

      (interest rates on bank debt, notes due 2007 and dividends on capital securities based on expected yields for these securities when issued)

(p) To record the amortization of goodwill over 25 years.

(q) To record income tax expense (benefit) of the pro forma adjustments.

(r) Pro forma earnings per share has been determined by adding the additional shares of common stock to be issued by the Corporation to finance the acquisition. At an assumed offering price of $45 per share, outstanding shares increase by 15,555,556 ($700.0/$45 per share).